ANNUAL REPORT FOR THE YEAR ENDED OCTOBER 31, 1997

AMERICAN MUTUAL FUND
[THE AMERICAN FUNDS GROUP (R)]

[cover:  field of daisies]

[Begin sidebar]
About our cover
Golden wildflowers dot the foothills of the Rocky Mountains in Wyoming's Grand Teton National Park.
[End sidebar]

[Begin sidebar]
In the past, American Mutual Fund has provided quarterly reports to its shareholders. With the same information readily available from your financial adviser or on the American Funds Web site at www.americanfunds.com, the cost to produce quarterly reports no longer seems justified. We will continue to provide annual and semi-annual reports to all shareholders.
[End sidebar]


AMERICAN MUTUAL FUND (R)

     Strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

     American Mutual Fund is one of the 28 funds in the American Funds Group,(R) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTION PAID IN CALENDAR 1997

For tax purposes, here are the income dividends and the capital gain distribution you received in calendar 1997.

INCOME DIVIDENDS PER SHARE:
$0.20 paid 4/7/97
$0.20 paid 7/7/97
$0.20 paid 10/6/97
$0.20 paid 12/8/97

CAPITAL GAIN DISTRIBUTION PER SHARE:

$2.48* paid 12/8/97

*5.6 cents of the capital gain distribution represents net short-term gains realized on the sale of portfolio securities. Short-term gains are taxable as ordinary income.

A Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 1997, will be mailed to you in late January.


FUND RESULTS IN THIS REPORT WERE COMPUTED WITHOUT A SALES CHARGE UNLESS OTHERWISE INDICATED. THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.



FELLOW INVESTORS:

     Rising stock prices and low inflation created a favorable atmosphere for financial assets during American Mutual Fund's 1997 fiscal year which ended October 31.

     During the course of the year, the value of an investment in the fund increased significantly. Those who reinvested their distributions earned a total return of 24.2% for the year. Shareholders received quarterly dividends totaling 81 cents a share and a capital gain distribution of $1.61 a share in December 1996. If you took your dividends in cash and reinvested your capital gains, the value of your investment in the fund rose 20.7% and you received an income return of 3.2% based on the fund's net asset value of $26.54 at the beginning of the fiscal year. Over the same period, the unmanaged Standard & Poor's 500 Composite Index rose 32.1% with dividends reinvested.

     American Mutual Fund strives to achieve three goals simultaneously: current income, growth of capital and preservation of principal. Here is a look at American Mutual Fund's results in light of the fund's objectives.

CURRENT INCOME

     American Mutual Fund seeks to provide current income primarily through investments in stocks which pay attractive dividends. These investments are augmented by longer term fixed-income securities and cash equivalents. At the end of the year, equity-type securities made up 72.5% of the portfolio, cash and equivalents were 21.5% of the fund's holdings and 6.0% of the portfolio was held in bonds and notes.

     The fund's 3.2% income return for the year was almost 50% higher than the 2.2% income return generated by the S&P 500.


[begin bar chart]
A LONG HISTORY OF RISING DIVIDENDS

Year       AMF's regular dividends         AMF's special dividends

1973       376
1974       395                             118
1975       417                             64
1976       492
1977       513
1978       566
1979       609
1980       709
1981       796
1982       876                             355
1983       952                             173
1984       1,085
1985       1,167
1986       1,262
1987       1,400
1988       1,498                           211
1989       1,621                           326
1990       1,745                           299
1991       1,839                           269
1992       1,889
1993       1,904
1994       1,979
1995       2,020
1996       2,167
1997       2,210

Year ended October 31

Dividend income on a $10,000 investment assuming the dividends were taken in cash and capital gains reinvested
[end bar chart]


     As you can see from the chart on the previous page, American Mutual Fund has a long history of providing rising dividends. If you had invested $10,000 in American Mutual Fund 25 years ago, a period which spans just over half the fund's lifetime, and taken your income dividends in cash each year, you would have received a total of $32,352. Shareholders who reinvested their dividends and benefited from compounding would have received $75,405. A similar investment in the S&P would have produced $19,150 in dividends over the same period for investors taking dividends in cash. The table on pages 4 and 5 shows results for the fund's lifetime.

GROWTH OF CAPITAL

     American Mutual Fund's fiscal year corresponded with another strong period in the U.S. equity market. Toward the end of the year, however, the S&P 500 experienced an 11% decline, the first correction of more than 10% since 1990. In the last few days of the fiscal year, the market again turned upward but has remained volatile ever since.

     The nation's economic expansion is now in its seventh year and shows little sign of ending. Unemployment remains low and inflation is hovering near its lowest point in more than three decades. It is unusual for an economic expansion to be this robust after so many years of solid growth. Despite the duration of the current expansion, the economic outlook remains quite favorable.

     Two industries in the portfolio - banks and health & personal care - experienced strong price appreciation during the year. Several of the fund's holdings in these industries were among the best-performing stocks in the portfolio. Rising prices of these holdings boosted the fund's value and helped shareholders' capital grow.

     Capital Research and Management Company, the investment adviser to American Mutual Fund, relies on thorough research to find good investments. A more detailed discussion of the fund's multifaceted approach to investing begins on page 6.

CONSERVATION OF PRINCIPAL

     The strength of the U.S. economy and continued low inflation would argue for continued health in the stock market. As we saw in October, however, the market can react sharply to events not directly related to the current economic landscape. Few investors were concerned about the value of the Thai baht before the currency's collapse spread concern across Asian markets and eventually to Europe, Latin America and the United States. Similarly, the 1990 Iraqi invasion of Kuwait, which sent the stock market down 20%, caught almost all investors by surprise.

     The possibility of such an unforeseen "bump in the night" is a constant consideration as we seek to meet American Mutual Fund's goal of conservation of principal. Our holdings of cash and equivalents play a key role in our efforts to conserve principal, especially as markets have become more highly valued. A sizable holding in cash, which is maintained in short-term interest-bearing securities, serves two purposes. It gives the fund the liquidity needed when portfolio counselors find attractive opportunities. More importantly, because cash does not lose value in a stock market downturn and produces income, it cushions any fall in equity prices. This also means the fund has less ground to make up when prices turn up again.

     When the market lost ground between the 7th and 27th of October, American Mutual Fund's cash position and its conservative equity selection helped cushion the downward movement. While the S&P lost 11% in the slump, American Mutual Fund's net asset value declined only 6%.

     During the last several years, the focus in the market has been on stocks' long upward movement. But, over the long term, conserving gains can be just as important as price appreciation. Cushioning the downturns is a key element of both conservation of principal and maintaining capital growth.

     We do not know, of course, if another shock will send the market down again or if equities will continue to show the strength they have for seven years. Experience has taught us, however, that a prudent approach to investing is the best way to seek long-term positive returns while striving to meet American Mutual Fund's three goals of current income, growth of capital and preservation of principal.

Cordially,

/s/ James K. Dunton        /s/ Robert G. O'Donnell

James K. Dunton            Robert G. O'Donnell
Chairman of the Board      President
December 16, 1997

AMERICAN MUTUAL FUND

A LOOK AT THE FUND'S RECORD

AVERAGE ANNUAL COMPOUND RETURNS
BASED ON THE MAXIMUM OFFERING PRICE+

                For periods ended
             9/30/97        10/31/97

TEN YEARS    +12.28%        +13.61%
FIVE YEARS   +15.58%        +15.29%
ONE YEAR     +21.92%        +17.05%

+Assumes reinvestment of all distributions and payment of 5.75% sales charge at the beginning of the stated periods.

     The fund's 30-day yield as of November 30, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 2.58%. Sales charges are lower for accounts of $50,000 or more.

RESULTS OF A $10,000 INVESTMENT IN AMERICAN MUTUAL FUND

     For more than 47 years, American Mutual Fund has been providing investors with an opportunity to achieve their financial goals. A meaningful way to compare the fund's results with the return on other investments is through its "total return."

     Total return is a combination of income return and capital results. This chart illustrates an assumed $10,000 investment in American Mutual Fund from February 21, 1950 - when the fund began operations - through October 31, 1997. The table beneath the chart shows the fund's total return in each of the 47 fiscal years, broken down into its income and capital components.

     As you can see, during this period a $10,000 investment in the fund, with all dividends reinvested, would have grown to $3,652,199 compared with $3,445,020 in the S&P 500 Index. Incidentally, over the same period, $10,000 in a savings account, with all interest compounded, would have grown to $101,334.(4)

      You can use this table to estimate how the value of your own holdings has grown over the years. Let's say, for example, that you have been reinvesting all your dividends and want to know how your investment has done since the end of 1987. At the time, the table indicates the value of the investment illustrated here was $960,888. Since then, it has more than tripled to $3,652,199. Thus, in the same period, the value of your 1987 investment - regardless of its size - also has more than tripled.

$3,652,199 (1,2)
American Mutual Fund with dividends reinvested

$3,445,020
S&P 500 with dividends reinvested

$536,220 (1,3)
American Mutual Fund with dividends excluded

$101,334 (4)
Average savings institution with interest compounded

$10,000 (1)
original investment

Year-by-year summary of results

[begin chart]
Year ended October 31

Year-by-year summary of results

                                     1950#            1951             1952            1953             1954

Dividends reinvested/5/              $247             523              513             550              579

Value at year-end/1/                 $10,018          12,234           13,164          14,076           19,261

Dividends in cash/6/                 $244             502              470             486              491

Value at year-end/1/                 $9,769           11,414           11,803          12,131           16,066

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     2.5%             5.2              4.2             4.2              4.1

Capital results/1/                   (2.3)%           16.9             3.4             2.7              32.7

AMF Total Return                     0.2%             22.1             7.6             6.9              36.8

Fund expenses/7/                     0.56%            0.76             0.75            0.74             0.76

Year-by-year summary of results

                                     1955             1956             1957            1958             1959

Dividends reinvested/5/              647              789              911             1,010            1,050

Value at year-end/1/                 25,050           29,651           28,050          36,140           41,489

Dividends in cash/6/                 536              635              711             766              772

Value at year-end/1/                 20,345           23,439           21,514          26,851           30,049

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     3.4              3.1              3.1             3.6              2.9

Capital results/1/                   26.7             15.3             (8.5)           25.2             11.9

AMF Total Return                     30.1             18.4             (5.4)           28.8             14.8

Fund expenses/7/                     0.80             0.79             0.81            0.76             0.71

Year-by-year summary of results

                                     1960             1961             1962            1963             1964

Dividends reinvested/5/              1,210            1,257            1,372           1,523            1,697

Value at year-end/1/                 40,865           54,348           46,572          61,289           71,355

Dividends in cash/6/                 866              876              933             1,006            1,093

Value at year-end/1/                 28,735           37,279           31,071          39,814           45,198

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     2.9              3.1              2.5             3.3              2.8

Capital results/1/                   (4.4)            29.9             (16.8)          28.3             13.6

AMF Total Return                     (1.5)            33.0             (14.3)          31.6             16.4

Fund expenses/7/                     0.72             0.68             0.67            0.65             0.64

Year-by-year summary of results

                                     1965             1966             1967            1968             1969

Dividends reinvested/5/              1,845            2,271            2,568           3,154            3,762

Value at year-end/1/                 79,919           77,646           92,836          109,586          103,216

Dividends in cash/6/                 1,156            1,389            1,527           1,820            2,103

Value at year-end/1/                 49,395           46,659           54,246          62,044           56,365

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     2.6              2.8              3.3             3.4              3.4

Capital results/1/                   9.4              (5.6)            16.3            14.6             (9.2)

AMF Total Return                     12.0             (2.8)            19.6            18.0             (5.8)

Fund expenses/7/                     0.62             0.61             0.59            0.58             0.58

Year-by-year summary of results

                                     1970             1971             1972            1973             1974

Dividends reinvested/5/              4,168            4,424            4,711           5,069            7,273

Value at year-end/1/                 93,358           112,999          125,226         124,799          105,122

Dividends in cash/6/                 2,239            2,276            2,332           2,412            3,297

Value at year-end/1/                 48,718           56,737           60,504          57,864           45,562

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     4.0              4.7              4.2             4.0              5.8

Capital results/1/                   (13.6)           16.3             6.6             (4.3)            (21.6)

AMF Total Return                     (9.6)            21.0             10.8            (0.3)            (15.8)

Fund expenses/7/                     0.66             0.63             0.61            0.60             0.62

Year-by-year summary of results

                                     1975             1976             1977            1978             1979

Dividends reinvested/5/              7,300            7,881            8,604           9,989            11,322

Value at year-end/1/                 132,196          167,379          176,434         198,947          232,805

Dividends in cash/6/                 3,092            3,161            3,286           3,629            3,911

Value at year-end/1/                 54,015           65,101           65,383          70,007           77,947

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     6.9              6.0              5.1             5.7              5.7

Capital results/1/                   18.9             20.6             0.3             7.1              11.3

AMF Total Return                     25.8             26.6             5.4             12.8             17.0

Fund expenses/7/                     0.62             0.58             0.60            0.60             0.58

Year-by-year summary of results

                                     1980             1981             1982            1983             1984

Dividends reinvested/5/              13,854           16,351           26,841          26,227           26,606

Value at year-end/1/                 303,584          334,116          426,438         544,916          577,160

Dividends in cash/6/                 4,548            5,109            7,906           7,215            6,956

Value at year-end/1/                 96,658           101,227          119,685         145,126          146,272

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     6.0              5.4              8.0             6.2              4.9

Capital results/1/                   24.4             4.7              19.6            21.6             1.0

AMF Total Return                     30.4             10.1             27.6            27.8             5.9

Fund expenses/7/                     0.56             0.53             0.53            0.49             0.49r

Year-by-year summary of results

                                     1985             1986             1987            1988             1989

Dividends reinvested/5/              30,124           34,058           39,285          50,009           59,908

Value at year-end/1/                 701,835          913,070          960,888         1,081,200        1,299,786

Dividends in cash/6/                 7,498            8,110            8,992           10,970           12,494

Value at year-end/1/                 169,750          212,102          214,839         230,001          262,717

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     5.2              4.9              4.3             5.2              5.5

Capital results/1/                   16.4             25.2             0.9             7.3              14.7

AMF Total Return                     21.6             30.1             5.2             12.5             20.2

Fund expenses/7/                     0.46             0.45             0.47            0.54             0.59

Year-by-year summary of results

                                     1990             1991             1992            1993             1994

Dividends reinvested/5/              66,101           71,767           67,509          70,887           76,471

Value at year-end/1/                 1,239,345        1,544,411        1,690,015       2,004,861        2,039,871

Dividends in cash/6/                 13,119           13,529           12,132          12,229           12,699

Value at year-end/1/                 238,224          282,076          295,907         337,865          330,609

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     5.1              5.8              4.4             4.2              3.8

Capital results/1/                   (9.8)            18.8             5.0             14.4             (2.1)

AMF Total Return                     (4.7)            24.6             9.4             18.6             1.7

Fund expenses/7/                     0.60             0.63             0.60            0.59             0.60

Year-by-year summary of results

                                     1995             1996             1997

Dividends reinvested/5/              83,156           90,173           95,004

Value at year-end/1/                 2,473,442        2,940,738        3,652,199

Dividends in cash/6/                 13,279           13,900           14.189

Value at year-end/1/                 386,119          444,245          536,220

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     4.1              3.6              3.2

Capital results/1/                   17.2             15.3             21.0

AMF Total Return                     21.3             18.9             24.2

Fund expenses/7/                     0.59             0.59             0.58


Year                       Date                       S&P 500 with
                                                      dividends reinvested
1950                       2/21/50                    $10,000
                           3/9                        10,057
                           10/24                      12,280
                           10/31                      11,944
1951                       12/4/50                    13,023
                           10/15                      15,665
                           10/31                      15,067
1952                       11/24/51                   14,647
                           8/8                        17,615
                           10/31                      17,114
1953                       1/5                        18,912
                           9/14                       16,777
                           10/31                      18,129
1954                       11/17/53                   17,915
                           10/6                       25,535
                           10/31                      24,693
1955                       11/1/54                    24,779
                           9/23                       37,128
                           10/31                      34,451
1956                       11/1/55                    34,402
                           8/2                        41,753
                           10/31                      38,599
1957                       7/15                       42,818
                           10/22                      34,310
                           10/31                      36,141
1958                       12/18/57                   35,053
                           10/13                      47,267
                           10/31                      47,002
1959                       11/25/58                   46,718
                           8/3                        56,947
                           10/31                      54,380
1960                       1/5                        57,593
                           10/25                      51,165
                           10/31                      52,231
1961                       11/1/60                    52,769
                           10/31                      69,247
1962                       12/12/61                   73,889
                           6/26                       54,050
                           10/31                      58,892
1963                       11/1/62                    59,517
                           10/28                      80,198
                           10/31                      79,691
1964                       11/22/63                   74,954
                           10/12                      94,690
                           10/31                      94,268
1965                       6/28                       92,788
                           10/27                      105,954
                           10/31                      105,851
1966                       2/9                        108,682
                           10/7                       86,681
                           10/31                      94,970
1967                       11/22/66                   94,343
                           9/25                       119,489
                           10/31                      114,971
1968                       3/5                        109,204
                           10/21                      132,696
                           10/31                      130,699
1969                       11/29/68                   136,968
                           7/29                       115,719
                           10/31                      126,769
1970                       11/10/69                   128,190
                           5/26                       91,934
                           10/31                      112,664
1971                       11/18/70                   112,042
                           4/26                       144,182
                           10/31                      131,708
1972                       11/23/71                   126,019
                           8/14                       160,857
                           10/31                      160,590
1973                       1/11                       174,300
                           8/22                       147,894
                           10/31                      160,578
1974                       11/1/73                    169,688
                           10/3                       96,242
                           10/31                      114,198
1975                       12/6/74                    101,839
                           7/15                       152,971
                           10/31                      143,968
1976                       12/5/75                    141,809
                           9/21                       181,270
                           10/31                      172,982
1977                       12/31/76                   182,647
                           10/25                      180,080
                           10/31                      162,437
1978                       3/6                        157,064
                           9/12                       198,309
                           10/31                      172,656
1979                       11/14/78                   171,433
                           10/5                       217,880
                           10/31                      199,376
1980                       3/27                       197,531
                           10/15                      276,132
                           10/31                      263,265
1981                       11/28/80                   290,218
                           9/25                       244,683
                           10/31                      264,471
1982                       8/12                       232,118
                           10/20                      320,110
                           10/31                      307,419
1983                       11/23/82                   305,625
                           10/10                      415,443
                           10/31                      393,546
1984                       7/24                       368,301
                           9/17                       425,444
                           10/31                      418,440
1985                       12/13/84                   412,517
                           7/17                       509,420
                           10/31                      499,376
1986                       11/4/85                    503,138
                           9/4                        691,897
                           10/31                      665,048
1987                       11/18/86                   645,422
                           8/25                       939,701
                           10/31                      707,329
1988                       12/4                       635,073
                           10/21                      826,829
                           10/31                      813,159
1989                       11/16/88                   768,999
                           10/9                       1,085,626
                           10/31                      1,026,969
1990                       7/16                       1,141,862
                           10/11                      922,922
                           10/31                      949,598
1991                       11/7/90                    955,877
                           8/28                       1,270,958
                           10/31                      1,267,518
1992                       11/29/91                   1,211,838
                           9/14                       1,416,113
                           10/31                      1,394,168
1993                       11/4/92                    1,388,940
                           10/15                      1,607,635
                           10/31                      1,601,916
1994                       2/2                        1,661,480
                           4/4                        1,523,151
                           10/31                      1,662,831
1995                       12/8                       1,579,678
                           10/19                      2,135,464
                           10/31                      2,102,453
1996                       11/1                       2,112,288
                           10/18                      2,628,308
                           10/31                      2,607,787
1997                       11/1                       2,602,240
                           10/7                       3,703,033
                           10/31                      3,445,020

AVERAGE ANNUAL COMPOUND RETURN FOR AMF'S LIFETIME
     4.22%
     8.95
     _____
    13.17%(1)

Past results are not predictive of future results.

The S&P 500 Index is unmanaged and does not reflect sales charges, commissions or expenses.

#Fund commenced operations February 21, 1950.

(1)These figures, unlike those shown earlier in this report, reflect payment of 5.75% sales charge on the $10,000 investment. Thus, the net amount invested was $9,425. The maximum sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends reinvested or capital gain distributions taken in shares. Results shown do not take into account income or capital gain taxes.

(2)Includes reinvested capital gain distributions totaling $1,048,486 in the years 1950-1997 and reinvested dividends. The total "cost" of this investment ($10,000 plus $1,042,550 in reinvested dividends) was $1,052,550.

(3)Includes reinvested capital gain distributions taken in shares totaling $235,946 but does not reflect income dividends taken in cash.

(4)Reflects all kinds of savings deposits, including longer term certificates. Unlike investments in the fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983. Results based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board.

(5)Includes special dividends of $1,691 in 1974, $989 in 1975, $7,524 in 1982,
$3,967 in 1983, $6,064 in 1988, $9,850 in 1989, $9,497 in 1990 and $8,996 in
1991.

(6)Includes special dividends of $756 in 1974, $412 in 1975, $2,280 in 1982, $1,113 in 1983, $1,356 in 1988, $2,095 in 1989, $1,920 in 1990 and $1,729 in
1991.

(7)Fund expense percentages are provided as additional information. They should not be subtracted from any other figure in the table because the income return figures already reflect their effect.


A MULTIFACETED APPROACH TO INVESTING

     Most people invest in the stock market with the goal of watching their money grow over time. Historically, the stock market has met that goal, outpacing inflation and the growth rate of other financial assets along the way. But throughout the decades, the stock market's journey has been one of stops and starts. Even the last 15 years, a strong period for equities, has seen its share of corrections and recoveries.

[graphic: daisies representing growth, income, conservation of principal along timeline]

AMF'S BALANCE

      GROWTH            INCOME          CONSERVATION
                                        OF PRINCIPAL


     Since its inception almost 50 years ago, American Mutual Fund has sought three objectives: current income, growth of capital and conservation of principal. To reach its goal of capital growth, the fund invests the majority of its portfolio in stocks. It generates current income by investing in stocks with a history of paying steady dividends, as well as in fixed-income securities. To help preserve principal, the fund expands its cash position when stock prices appear high. Its mix of stocks, bonds and cash gives the fund balance and stability while helping minimize the impact of market declines.

SEARCHING FOR VALUE - AND A SMOOTHER RIDE

     AMF's investment philosophy is rooted in the values of its investment adviser, Capital Research and Management Company (CRMC): Invest with a long-term focus based on thorough research and attention to risk.
CRMC's long history of using intensive research to find value began with the company's founding in 1931, 19 years before AMF's inception. Evaluating a company's financial statement is only the starting point. Analysts study the industries and competitive and economic environments in which each company operates.

     CRMC's analysts visit the firms, talk with corporate executives, observe production methods - and then talk with the companies' competitors, suppliers and customers. They meet with economists, government officials, consultants and industry specialists to round out their views and gain additional insights. They go to great lengths to determine the difference between a stock's fundamental value and its current price.

[Begin pull quote]
SINCE ITS INCEPTION ALMOST 50 YEARS AGO, AMERICAN MUTUAL FUND HAS SOUGHT THREE
OBJECTIVES: CURRENT INCOME, GROWTH OF CAPITAL AND CONSERVATION OF PRINCIPAL. [End pull quote]

     For AMF, CRMC's analysts confine their research to a select group of large, established firms with long histories of rising earnings and dividends. Dividends are important because they can help cushion the fund during market downturns by offsetting some stock price declines. Dividends also play an important role in meeting the fund's goal of providing current income.

HOW AMF NARROWS ITS FOCUS

2,709 DIVIDEND-PAYING U.S. STOCKS*
316   STOCKS ON AMF'S ELIGIBLE LIST
131   STOCKS IN AMF'S PORTFOLIO

*Standard and Poor's Annual Dividend Record 1996
 [graphic:  2,709, 316 and 131 in graduated size]

     Telecommunications and utility stocks are good examples of investments made with dividends in mind. Historically, these stocks have produced a steady stream of high dividends, giving them a central role in reaching AMF's goals of providing current income and protection of principal.

     AMF's portfolio counselors may also invest a portion of the fund's holdings in bonds and cash - a significant 27.5% at the close of the fiscal year. The income return helps the fund provide current income while its cash holdings also offset potential declines in equity prices by maintaining a stable value.

INVESTING IN WELL-KNOWN COMPANIES

     Many of AMF's stock investments are in well-known companies whose products play a role in the lives of millions of Americans. Page through AMF's portfolio listings beginning on page 11 and you'll see automakers Chrysler and Ford, pharmaceutical manufacturers Johnson & Johnson and Merck, merchandisers J.C. Penney and Wal-Mart, and such corporate giants as IBM and AT&T. The familiarity of these names attests to the fund's philosophy of buying well-known, fundamentally sound companies that have been tested in the marketplace.

AMF'S HOLDINGS BY MARKET CAPITALIZATION

            Small          Medium       Large         Giant

Market      $250 million- $1 billion- $5  billion- $25 billion+
Capitali
-zation     $1 billion    $5 billion  $25 billion
% of AMF's
equity
portfolio   0.2%          12.1%       47.4%        40.3%

[graphic: daisies, representing small, medium, large and giant market capitalization, in graduated size]

     A significant contribution of the fund's growth component is the potential to keep shareholders' returns well ahead of inflation. By investing in equities
- taking an ownership interest in corporations - AMF has an opportunity to do well when the companies in its portfolio do well. Over its lifetime, AMF's returns, bolstered by the growth of equities, have easily outpaced inflation as measured by the Consumer Price Index.

     The chart at left below shows the dramatic impact inflation can have on the value of your money over a period of only 30 years: What you bought for $1 in October 1967 now costs you $4.80. But over those 30 years, a $1 investment in AMF grew to $36.11.


Inflation has pushed prices higher...
[begin line chart]

Date                  CPI

10/31/67              $1.00
10/31/68              1.05
10/31/69              1.11
10/31/70              1.17
10/31/71              1.21
10/31/72              1.26
10/31/73              1.35
10/31/74              1.52
10/31/75              1.63
10/31/76              1.72
10/31/77              1.83
10/31/78              1.99
10/31/79              2.23
10/31/80              2.52
10/31/81              2.77
10/31/82              2.91
10/31/83              3.00
10/31/84              3.12
10/31/85              3.23
10/31/86              3.27
10/31/87              3.42
10/31/88              3.57
10/31/89              3.73
10/31/90              3.96
10/31/91              4.08
10/31/92              4.21
10/31/93              4.32
10/31/94              4.44
10/31/95              4.56
10/31/96              4.70
10/31/97              4.80

[end line chart]

but AMF has preserved your purchasing power*
[begin line chart]

Date                  AMF at Offer

10/31/67              $0.94
10/31/68              1.12
10/31/69              1.06
10/31/70              1.15
10/31/71              1.15
10/31/72              1.26
10/31/73              1.23
10/31/74              1.02
10/31/75              1.30
10/31/76              1.65
10/31/77              1.74
10/31/78              1.95
10/31/79              2.29
10/31/80              2.97
10/31/81              3.27
10/31/82              4.19
10/31/83              5.37
10/31/84              5.68
10/31/85              6.91
10/31/86              9.01
10/31/87              9.48
10/31/88              10.67
10/31/89              12.83
10/31/90              12.21
10/31/91              15.25
10/31/92              16.69
10/31/93              19.80
10/31/94              20.13
10/31/95              24.44
10/31/96              29.06
10/31/97              36.11

[end line chart]

*Growth of $1 invested in AMF on October 31, 1967 at maximum offering price, with distributions reinvested.

SEEKING CONTINUITY THROUGH A MULTIPLE-MANAGER APPROACH

     Continuity of management and a consistent investment style have been important elements in AMF's long-term results. Both continuity and consistency are products of CRMC's unique approach to investment management, known as the multiple portfolio counselor system. Under this system, AMF's portfolio is divided among five portfolio counselors who manage their portions of the assets independently. A final portion is managed by financial analysts who are industry specialists.

[Begin pull quote]
MANY OF AMF'S STOCK INVESTMENTS ARE IN WELL-KNOWN COMPANIES WHOSE PRODUCTS PLAY A ROLE IN THE LIVES OF MILLIONS OF AMERICANS.
[End pull quote]

     The multiple portfolio counselor system allows portfolio counselors to concentrate on their "highest conviction" ideas, and the fund benefits from the sum of the good ideas. With five portfolio counselors and a group of analysts making investment decisions, no one person's investment decisions can dominate the fund's portfolio strategy. Over the years, this has led to a more stable and consistent investment approach.

     The system also helps CRMC nurture talent on the inside. Research analysts often spend years researching a few industries. That seasoning and long tenure gives the fund a consistency of focus that has served shareholders well.

     Giving portfolio counselors the flexibility and freedom to act on their best ideas within the fund's guidelines has helped maintain continuity among the fund's investment professionals, an important element in maintaining the consistency of AMF's investment philosophy and results. The chart below shows the tenure of AMF's five portfolio counselors. They have been with the fund an average of almost 24 years.

     Value-driven research, a drive for consistency and continuity of management have helped to make AMF a fund investors have chosen in seeking to meet their long-term goals. It's a fund investors have chosen when they wanted their money to grow...steadily.

AMF'S MULTIPLE PORTFOLIO COUNSELOR SYSTEM
Years of experience as an investment professional with AMF

[Photos: Jon B. Lovelace, James K. Dunton, Robert G. O'Donnell, R. Michael Shanahan, Timothy D. Armour]

Jon B. Lovelace        38
James K. Dunton        28
Robert G. O'Donnell    22
R. Michael Shanahan    19
Timothy D. Armour      12


AMERICAN MUTUAL FUND Investment Portfolio
October 31, 1997

                                                                              Percent of
Largest Industry Holdings*                                                    Net Assets
----------------------------                                ----------------------------
Banking                                                                            12.38%
Energy Sources                                                                      8.53
Telecommunications                                                                  7.81
Health & Personal Care                                                              6.41
Chemicals                                                                           4.16
Other Industries                                                                   33.24
Bonds, Notes, Cash & Equivalents                                                   27.47

*Percentages above do not include certain stocks in initial period of acquisition.

----------------------------                                ----------------------------
                                                                              Percent of
Largest Individual Holdings                                                   Net Assets
----------------------------                                ----------------------------

AT&T                                                                                2.42%
Ameritech                                                                           2.32
DuPont                                                                              2.14
Amoco                                                                               1.79
SBC Communications                                                                  1.49
Schering-Plough                                                                     1.48
Dow Chemical                                                                        1.39
American Home Products                                                              1.27
Atlantic Richfield                                                                  1.15
Wal-Mart Stores                                                                     1.13



                                                                            Market    Percent
                                                                             Value     of Net
COMMON STOCKS                                                   Shares  (Millions)     Assets
                                                            ----------- ----------------------
Energy
Energy Sources- 8.53%
Amoco Corp.                                                   1,825,000    $167.330       1.79%
Ashland Inc.                                                  1,474,200      70.301        .75
Atlantic Richfield Co.                                        1,310,000     107.829       1.15
Chevron Corp.                                                   350,000      29.028        .31
Exxon Corp.                                                     350,000      21.503        .23
Kerr-McGee Corp.                                              1,000,000      67.563        .72
Pennzoil Co.                                                    638,600      47.256        .50
Phillips Petroleum Co.                                        2,000,000      96.750       1.03
Royal Dutch Petroleum Co.
 (New York Registered Shares)                                 2,000,000     105.250       1.12
Texaco Inc.                                                     700,000      39.856        .43
Ultramar Diamond Shamrock Corp.                               1,500,000      46.312        .50

Utilities: Electric & Gas- 3.30%
American Electric Power Co., Inc.                               200,000       9.450        .10
Carolina Power & Light Co.                                      200,000       7.150        .08
Central and South West Corp.                                  3,462,800      74.667        .80
Consolidated Edison Co. of New York, Inc.                     1,900,000      65.075        .69
Dominion Resources, Inc.                                        150,000       5.578        .06
Duke Energy Corp. (formerly Duke Power Co.)                     800,000      38.600        .41
FPL Group, Inc.                                                 900,000      46.519        .50
Houston Industries Inc.                                         750,000      16.313        .17
Southern Co.                                                  1,508,600      34.604        .37
Union Electric Co.                                              300,000      11.306        .12
                                                                        -----------    ------
                                                                          1,108.240      11.83
                                                                        -----------    ------
Materials
Chemicals- 4.16%
Air Products and Chemicals, Inc.                                200,000      15.200        .16
Dow Chemical Co.                                              1,429,100     129.691       1.39
E.I. du Pont de Nemours and Co.                               3,525,000     200.484       2.14
Mallinckrodt Inc.                                               155,800       5.843        .06
Monsanto Co.                                                    900,000      38.475        .41

Forest Products & Paper- 2.23%
Fort James Corp.                                                300,000      11.906        .13
Georgia-Pacific Corp.                                           450,000      38.166        .41
International Paper Co.                                       1,000,000      45.000        .48
Rayonier Inc.                                                    50,000       2.184        .02
Union Camp Corp.                                                900,000      48.769        .52
Westvaco Corp.                                                  900,000      29.531        .32
Weyerhaeuser Co.                                                700,000      33.425        .35

Metals: Nonferrous- 0.43%
Aluminum Co. of America                                         550,000      40.150        .43

Metals: Steel- 0.20%
Worthington Industries, Inc.                                    900,000      18.619        .20

                                                                        -----------    ------
                                                                            657.443       7.02
                                                                        -----------    ------
Capital Equipment
Aerospace & Military Technology- 1.39%
Boeing Co.                                                      200,000       9.575        .10
General Motors Corp., Class H                                   250,000      15.813        .17
Raytheon Co.                                                    925,000      50.181        .54
Sundstrand Corp.                                                640,000      34.800        .37
United Technologies Corp.                                       276,900      19.383        .21

Construction & Housing- 0.15%
Stone & Webster, Inc.                                           300,000      13.912        .15

Data Processing & Reproduction- 1.68%
International Business Machines Corp.                         1,000,000      98.063       1.05
Xerox Corp.                                                     750,000      59.484        .63

Electrical & Electronic- 1.01%
Emerson Electric Co.                                            577,700      30.293        .32
Hubbell Inc., Class B                                           720,000      31.725        .34
Lucent Technologies Inc.                                        400,000      32.975        .35

Electronic Components- 0.26%
Motorola, Inc.                                                  400,000      24.700        .26

Industrial Components- 2.01%
Dana Corp.                                                      700,000      32.769        .35
Federal-Mogul Corp.                                             350,000      14.809        .16
Genuine Parts Co.                                               525,000      16.439        .18
Goodyear Tire & Rubber Co.                                      700,000      43.838        .47
TRW Inc.                                                      1,400,000      80.150        .85

Machinery & Engineering- 2.17%
Briggs & Stratton Corp.                                         629,100      31.298        .33
Caterpillar Inc.                                              1,750,000      89.687        .95
Deere & Co.                                                   1,564,200      82.316        .89
                                                                        -----------    ------
                                                                            812.210       8.67
                                                                        -----------    ------
Consumer Goods
Appliances & Household Durables- 0.08%
Corning Inc.                                                    164,400       7.418        .08

Automobiles- 1.39%
Chrysler Corp.                                                1,450,000      51.112        .55
Ford Motor Co., Class A                                       1,800,000      78.638        .84

Beverages- 0.39%
PepsiCo, Inc.                                                 1,000,000      36.812        .39

Food & Household Products- 1.32%
Colgate-Palmolive Co.                                           200,000      12.950        .14
ConAgra, Inc.                                                   400,000      12.050        .13
CPC International Inc.                                          185,000      18.315        .20
General Mills, Inc.                                             750,000      49.500        .53
Kellogg Co.                                                     400,000      17.225        .18
Procter & Gamble Co.                                            200,000      13.600        .14

Health & Personal Care- 6.41%
American Home Products Corp.                                  1,600,000     118.600       1.27
Avon Products, Inc.                                             300,000      19.650        .21
Bristol-Myers Squibb Co.                                        400,000      35.100        .37
Johnson & Johnson                                               500,000      28.688        .31
Kimberly-Clark Corp.                                            400,000      20.775        .22
Eli Lilly and Co.                                               800,000      53.500        .57
Merck & Co., Inc.                                               900,000      80.325        .86
Pharmacia & Upjohn, Inc.                                        647,500      20.558        .22
Schering-Plough Corp.                                         2,470,000     138.474       1.48
Warner-Lambert Co.                                              591,300      84.667        .90

Textiles & Apparel- 0.48%
VF Corp.                                                        500,000      44.688        .48
                                                                        -----------    ------
                                                                            942.645      10.07
                                                                        -----------    ------
Services
Broadcasting & Publishing- 0.77%
Gannett Co., Inc.                                               600,000      31.538        .34
Reader's Digest Assn., Inc., Class A                          1,789,500      40.711        .43

Business & Public Services- 2.00%
Browning-Ferris Industries, Inc.                              2,498,100      81.188        .87
Cognizant Corp.                                                 400,000      15.675        .17
Dun & Bradstreet Corp.                                           20,000        .571        .01
Electronic Data Systems Corp.                                 1,160,000      44.877        .48
Moore Corp. Ltd.                                              1,695,500      27.446        .29
Waste Management, Inc.                                          729,781      17.059        .18

Leisure & Tourism- 0.54%
Marriott International, Inc.                                    500,000      34.875        .37
McDonald's Corp.                                                350,000      15.684        .17

Merchandising- 2.74%
Albertson's, Inc.                                             1,500,000      55.313        .59
J.C. Penney Co., Inc.                                         1,629,100      95.608       1.02
Wal-Mart Stores, Inc.                                         3,000,000     105.375       1.13

Telecommunications- 7.81%
Ameritech Corp.                                               3,336,400     216.866       2.32
AT&T Corp.                                                    4,625,000     226.336       2.42
Bell Atlantic Corp.                                             200,000      15.975        .17
GTE Corp.                                                       304,100      12.905        .14
SBC Communications Inc.                                       2,197,175     139.795       1.49
Sprint Corp.                                                    950,500      49.426        .53
U S WEST Communications Group                                 1,750,000      69.672        .74

Transportation: Rail & Road- 1.93%
Norfolk Southern Corp.                                        2,865,000      92.038        .99
Union Pacific Corp.                                           1,450,000      88.813        .94
                                                                        -----------    ------
                                                                          1,477.746      15.79
                                                                        -----------    ------
Finance
Banking- 12.38%
AmSouth Bancorporation                                        1,500,000      72.094        .77
Banc One Corp.                                                1,440,000      75.060        .80
BankAmerica Corp.                                               300,000      21.450        .23
Bankers Trust New York Corp.                                    400,000      47.200        .50
Chase Manhattan Corp.                                           700,000      80.762        .86
Comerica Inc.                                                 1,200,000      94.875       1.01
CoreStates Financial Corp                                       350,000      25.463        .27
Crestar Financial Corp.                                         800,000      37.850        .40
First Chicago NBD Corp.                                         900,000      65.475        .70
First Security Corp.                                          2,137,500      61.987        .66
First Union Corp.                                               600,000      29.437        .31
Firstar Corp.                                                 2,000,000      72.250        .77
Fleet Financial Group, Inc.                                   1,450,000      93.253       1.00
Huntington Bancshares Inc.                                    1,270,500      41.053        .44
KeyCorp                                                         900,000      55.069        .59
J.P. Morgan & Co. Inc.                                          450,000      49.388        .53
PNC Bank Corp.                                                1,400,000      66.500        .71
U.S. Bancorp                                                    400,000      40.675        .43
Wachovia Corp.                                                1,100,000      82.844        .88
Wells Fargo & Co.                                               160,000      46.620        .52

Financial Services- 1.34%
Beneficial Corp.                                                268,400      20.583        .22
Fannie Mae (formerly Federal National Mortgage Assn.)         1,180,000      57.156        .61
Household International, Inc.                                   419,100      47.463        .51

Insurance- 3.02%
Allstate Corp.                                                  800,000      66.350        .71
American General Corp.                                        1,010,000      51.510        .55
Lincoln National Corp.                                          600,000      41.250        .44
Marsh & McLennan Companies, Inc.                                500,000      35.500        .38
SAFECO Corp.                                                    800,000      38.100        .41
St. Paul Companies, Inc.                                        620,000      49.561        .53
                                                                        -----------    ------
                                                                          1,566.778      16.74
                                                                        -----------    ------
Multi-Industry & Miscellaneous
Multi-Industry- 1.28%
AlliedSignal Inc.                                               800,000      28.800        .31
Harsco Corp.                                                    100,000       4.150        .05
Tenneco Inc.                                                    900,000      40.444        .43
Textron Inc.                                                    800,000      46.250        .49


Miscellaneous- 1.13%
Other stocks in initial period of acquisition                               105.861       1.13
                                                                        -----------    ------
                                                                            225.505       2.41
                                                                        -----------    ------
TOTAL COMMON STOCKS (cost: $3,838.476 million)                            6,790.567      72.53
                                                                        -----------    ------

BONDS & NOTES                                                 Principal
                                                                 Amount
Corporate- 0.14%                                            -----------
J.C. Penney Co., Inc. 9.05% 2001                            $12,000,000      12.983        .14
                                                                        -----------    ------

U.S. Treasury Obligations- 5.88%
12.375% May 2004                                             50,000,000      67.477        .72
11.75% February 2001                                         50,000,000      58.929        .63
6.375% May 2000                                              90,000,000      91.435        .98
6.25% August 2000                                            90,000,000      91.237        .97
8.25% July 1998                                              60,000,000      61.106        .65
5.125% April 1998                                            60,000,000      59.906        .64
8.125% February 1998                                         60,000,000      60.422        .65
6.00% November 1997                                          60,000,000      60.010        .64
                                                                        -----------    ------
                                                                            550.522       5.88
                                                                        -----------    ------
TOTAL BONDS & NOTES (cost: $583.313 million)                                563.505       6.02
                                                                        -----------    ------
TOTAL INVESTMENT SECURITIES (cost: $4,421.789
 million)                                                                 7,354.072      78.55
                                                                        -----------    ------
SHORT-TERM SECURITIES
Corporate Short-Term Notes- 13.05%
American Express Credit Corp. 5.50%-5.51% due 11/25-12/18/97 66,500,000      66.182        .70
Ameritech Corp. 5.48% due 12/12-12/19/97                     57,450,000      57.063        .61
AT&T Corp. 5.47%-5.49% due 11/6-11/17/97                     41,300,000      41.234        .44
Atlantic Richfield Co. 5.48%-5.49% due 11/5-12/15/97         67,000,000      66.645        .71
Campbell Soup Co. 5.48%-5.50% due 1/8-1/12/98                45,000,000      44.501        .48
Coca-Cola Co. 5.46%-5.47% due 11/3-12/16/97                  72,100,000      71.836        .78
John Deere Capital Corp. 5.51%-5.52% due 11/6/97-1/22/98     41,000,000      40.613        .44
E.I. du Pont de Nemours and Co. 5.46%-5.52% due
 11/5/97-1/29/98                                             65,100,000      64.689        .68
Ford Motor Credit Co. 5.50%-5.60% due 12/9/97-1/20/98        79,500,000      78.863        .84
General Electric Capital Corp. 5.50%-5.60% due
 11/13/97-1/16/98                                            86,300,000      85.418        .92
Gillette Co. 5.47%-5.48% due 11/7-11/13/97*                  94,600,000      94.454       1.01
H.J. Heinz Co. 5.48%-5.51% due 11/14-12/10/97                52,000,000      51.770        .56
Lucent Technologies Inc. 5.49%-5.50% due 12/10-12/17/97      87,000,000      86.432        .93
J.C. Penney Funding Corp. 5.49%-5.51% due 11/14/97-1/8/98*   90,300,000      89.739        .96
Procter & Gamble Co. 5.47%-5.48% due 12/3-12/5/97           101,600,000     101.071       1.08
Sara Lee Corp. 5.46% due 12/22-12/23/97                      80,400,000      79.753        .85
Warner-Lambert Co. 5.48% due 12/8/97*                        50,000,000      49.710        .53
Xerox Corp. 5.48%-5.49% due 11/7-11/19/97                    51,800,000      51.652        .53

Federal Agency Discount Notes- 7.28%
Fannie Mae (formerly Federal National Mortgage Assn.)
 5.38%-5.485% due 11/4/97-2/10/98                           380,485,000     378.278       4.05
Federal Home Loan Banks 5.39%-5.47% due 11/12/97-1/21/98    174,870,000     173.622       1.85
Freddie Mac (formerly Federal Home Loan Mortgage Corp.)
 5.40%-5.41% due 11/17-12/23/97                                130000000    129.388       1.38

U.S. Treasury Bills- 0.76%
 5.12%-5.155% due 2/5-3/5/98                                 73,000,000      71.857        .76
                                                                        -----------    ------
TOTAL SHORT-TERM SECURITIES (cost: $1,974.845
 million)                                                                 1,974.770      21.09
Excess of cash and receivables over payables                                 33.308        .36
                                                                        -----------    ------
TOTAL SHORT-TERM SECURITIES, CASH AND RECEIVABLES,
 NET OF PAYABLES                                                          2,008.078      21.45
                                                                        -----------    ------
NET ASSETS                                                               $9,362.150       100.%
                                                                        ===========    ======
*Purchased in a private placement transaction; resale to
 the public may require registration or sale only to
 qualified institutional buyers.

 See Notes to Financial Statements

----------------------------
Common Stocks
 appearing in the portfolio
 since April 30, 1997
----------------------------
Albertson's
Avon Products
Chevron
Chrysler
Corning
Fort James
Genuine Parts
Kerr-McGee
Mallinckrodt
McDonald's
Southern Co.
Ultramar Diamond Shamrock

------------------------------
Common Stocks
 eliminated from the portfolio
 since April 30, 1997
------------------------------
Entergy
Minnesota Mining and Manufacturing
PG&E
Pitney Bowes
Tribune
Unilever
Walgreen

American Mutual Fund  Financial Statements
--------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                 (dollars in
at October 31, 1997                                                   millions)
--------------------------------------------------------------------------------------
Assets:
Investment securities at market
 (cost: $4,421.789)                                                  $7,354.072
Short-term securities
 (cost: $1,974.845)                                                   1,974.770
Cash                                                                       .126
Receivables for-
 Sales of investments                                       $20.405
 Sales of fund's shares                                      11.266
 Dividends and accrued interest                              24.931      56.602
                                                     ---------------------------------
                                                                      9,385.570
Liabilities:
Payables for-
 Purchases of investments                                    14.174
 Repurchases of fund's shares                                 3.448
 Management services                                          2.195
 Accrued expenses                                             3.603      23.420
                                                     ---------------------------------
Net Assets at October 31, 1997-
 Equivalent to $30.14 per share on
 310,646,263 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--500,000,000 shares)                                  $9,362.150
                                                                    =================

--------------------------------------------------------------------------------------
Statement of Operations                                             (dollars in
for the year ended October 31, 1997                                   millions)
--------------------------------------------------------------------------------------
Investment Income:
Income:
 Dividends                                              $   177.395
 Interest                                                   127.061    $304.456
                                                     -----------------
Expenses:
 Management services fee                                     24.702
 Distribution expenses                                       18.463
 Transfer agent fee                                           4.206
 Reports to shareholders                                       .426
 Registration statement and
  prospectus                                                   .400
 Postage, stationery and supplies                              .865
 Directors' fees                                               .197
 Auditing and legal fees                                       .062
 Custodian fee                                                 .178
 Taxes other than federal income tax                           .113
 Other expenses                                                .160      49.772
                                                     -------------------------------
 Net investment income                                                  254.684
                                                                    -----------------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                      758.879
 Net increase in unrealized appreciation on
  investments:
 Beginning of year                                        2,099.255
 End of year                                              2,932.208     832.953
                                                     -------------------------------
  Net realized gain and unrealized
   appreciation on investments                                        1,591.832
                                                                    ---------------
Net Increase in Net Assets Resulting
 from Operations                                                     $1,846.516
                                                                    ================


------------------------------------------------------------------------------------
Statement of Changes in Net Assets                                  (dollars in
                                                                      millions)
--------------------------------------------------------------------------------------
                                                     Year ended October 31
                                                               1997         1996
                                                     -------------------------------
Operations:
Net investment income                                   $   254.684 $   241.501
Net realized gain on investments                            758.879     477.701
Net increase in unrealized appreciation
 on investments                                             832.953     515.734
                                                     --------------------------------
 Net increase in net assets
  resulting from operations                               1,846.516   1,234.936
                                                     -------------------------------
Dividends and Distributions
 Paid to Shareholders:
Dividends from net investment income                       (246.337)   (238.662)
Distributions from net realized
 gain on investments                                       (468.836)   (311.944)
                                                     --------------------------------
 Total dividends and distributions                         (715.173)   (550.606)
                                                     --------------------------------
Capital Share Transactions:
Proceeds from shares sold:
 29,819,522 and 34,457,011
 shares, respectively                                       828.652     865.021
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 24,433,383 and 20,031,287
 shares, respectively                                       643.000     491.254
Cost of shares repurchased:
 35,919,460 and 33,206,353
 shares, respectively                                      (999.921)   (833.613)
                                                     -------------------------------
 Net increase in net assets
  resulting from capital share
  transactions                                              471.731     522.662
                                                     ---------------------------------
Total Increase in Net Assets                              1,603.074   1,206.992

Net Assets:
Beginning of year                                         7,759.076   6,552.084
                                                     --------------------------------
End of year (including undistributed
 net investment income: $53.085
 and $44.738, respectively)                              $9,362.150  $7,759.076
                                                     ================================



 See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives-current income, capital growth and conservation of principal-through investments in companies that participate in the growth of the American economy. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of October 31, 1997, net unrealized appreciation on investments for federal income tax purposes aggregated $2,933,565,000, of which $3,016,891,000 related to appreciated securities and $83,326,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended October 31, 1997. The cost of portfolio securities for federal income tax purposes was $6,395,277,000 at October 31, 1997.

3. The fee of $24,702,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.384% of the first $1 billion of average net assets; 0.33% of such assets in excess of $1 billion but not exceeding $2 billion; 0.294% of such assets in excess of $2 billion but not exceeding $3 billion; 0.27% of such assets in excess of $3 billion but not exceeding $5 billion; 0.252% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.24% of such assets in excess of $8 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended October 31, 1997, distribution expenses under the Plan were $18,463,000. As of October 31, 1997, accrued and unpaid distribution expenses were $3,226,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,206,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,985,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 1997, aggregate amounts deferred and earnings thereon were $351,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of October 31, 1997, accumulated undistributed net realized gain on investments was $746,524,000 and additional paid-in capital was $5,319,687,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $1,328,086,000 and $1,966,885,000, respectively, during the year ended October 31, 1997.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $178,000 includes $18,000 that was paid by these credits rather than in cash.


Per-Share Data and Ratios                   Year ended
                                            October 31
                                               ------- ------- ------- ------- -------
                                                  1997    1996    1995    1994    1993
                                               ------- ------- ------- ------- -------
Net Asset Value, Beginning of
 Year                                           $26.54    24.17 $21.60  $23.21  $21.29
                                               ------- ------- ------- ------- -------
 Income from Investment
  Operations:
  Net investment income                            .83     .84     .87     .88     .85
  Net realized and unrealized
  gain (loss) on investments                      5.19     3.52   3.41    (.54)   2.89
                                               ------- ------- ------- ------- -------
   Total income from
    investment operations                         6.02    4.36    4.28     .34    3.74
                                               ------- ------- ------- ------- -------
 Less Distributions:
  Dividends from net investment
   income                                         (.81)   (.84)   (.84)   (.84)   (.85)
  Distributions from net
   realized gains                                (1.61)  (1.15)   (.87)  (1.11)   (.97)
                                               ------- ------- ------- ------- -------
   Total distributions                           (2.42)  (1.99)  (1.71)  (1.95)  (1.82)
                                               ------- ------- ------- ------- -------
Net Asset Value, End of Year                    $30.14  $26.54  $24.17  $21.60  $23.21
                                               ======= ======= ======= ======= =======

Total Return(1)                                 24.19%  18.89%  21.25%    1.75%  18.63%

Ratios/Supplemental Data:
Net assets, end of year (in
 millions)                                      $9,362  $7,759  $6,552   $5,397  $5,283
Ratio of expenses to average
 net assets                                       .58%    .59%    .59%     .60%    .59%
Ratio of net income to average
 net assets                                      2.95%   3.36%   3.92%    4.07%   3.83%
Average commissions paid
 per share (2)                                  5.06c   5.88c   6.27c   6.54c   7.31c
Portfolio turnover rate                         19.16%  24.21%  23.31%   18.46%  22.48%


(1)Calculated without deducting a sales
 charge.  The maximum sales charge is
 5.75% of the fund's offering price.

(2)Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities purchased
 or reduce the proceeds of
 securities sold, and are not
 separately reflected in the
 fund's statement of operations.
 Shares traded on a principal
 basis (without commissions),
 such as most over-the-counter
 and fixed-income transactions,
 are excluded.

INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of American Mutual Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of American Mutual Fund, Inc., (the "Fund"),including the schedule of portfolio investments, as of October 31, 1997,and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended.These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Mutual Fund, Inc. as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended,and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Deloitte and Touche LLP

Los Angeles, California
November 26, 1997

TAX INFORMATION (UNAUDITED)

     We are required to advise you within 60 days of the fund's fiscal year end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                            Dividends and Distributions per Share

To Shareholders       Payment Date           From Net        From Net       From Net
of Record                                    Investment      Realized       Realized
                                             Income          Short          Long-term
                                                             Term           Gains
                                                             Gains

December 6,1996       December 9,1996        $.21            $.07           $1.54

April 4,1997          April 7,1997            .20            -              -

July 3,1997           July 7,1997             .20            -              -

October 3,1997        October 6,1997          .20            -              -


     Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 65% of the dividends paid by the fund from net investment income represents qualifying dividends.

     Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 11% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

     Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

     SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief Executive
Officer, The Mission Group; former President,
Southern California Edison Company

E.H. CLARK, JR.
San Clemente, California
Chairman of the Board and Chief Executive Officer,
The Friendship Group (an investment partnership);
former Chairman of the Board, Baker Hughes Inc.

MARY ANNE DOLAN
Los Angeles, California
Founder and President, M.A.D., Inc.
(communications company);
former editor, The Los Angeles Herald Examiner

JAMES K. DUNTON
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board, Senior Resource Group, Inc. (senior living centers management)

E. ERIC JOHNSON
Los Angeles, California
Chairman of the Board, TBG Financial Services

MARY MYERS KAUPPILA
Boston, Massachusetts
Founder and President, Energy Investment, Inc.

JON B. LOVELACE, JR.
Los Angeles, California
Vice Chairman of the Board,
Capital Research and Management Company

JAMES W. RATZLAFF
San Francisco, California
Vice Chairman of the Board of the fund
Senior Partner, The Capital Group Partners L.P.

OLIN C. ROBISON, PH.D.
Middlebury, Vermont
President of the Salzburg Seminar;
President Emeritus, Middlebury College

OTHER OFFICERS

ROBERT G. O'DONNELL
San Francisco, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

TIMOTHY D. ARMOUR
Los Angeles, California
Senior Vice President of the fund
Chairman and Chief Executive Officer,
Capital Research Company; Director,
Capital Research and Management Company

JOYCE E. GORDON
Los Angeles, California
Vice President of the fund
Senior Vice President, Capital Research Company

JOANNA F. JONSSON*
San Francisco, California
Vice President of the fund
Vice President, Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL
Brea, California
Treasurer of the fund
enior Vice President - Fund Business
Management Group,
Capital Research and Management Company

R. MARCIA GOULD
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

STEVEN N. KEARSLEY RETIRED AS TREASURER EFFECTIVE
MAY 20, 1997. HE HAD BEEN AN OFFICER SINCE 1973.
THE DIRECTORS THANK HIM FOR HIS MANY CONTRIBUTIONS.

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462
 *Elected 11/19/97

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of American Mutual Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used after December 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA SM/AL/3202
Lit. No. AMF-011-1297
[The American Funds Group (R)]